                                                                    Exhibit 99.1

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
      SP Acquisition Holdings, Inc.

We have audited the accompanying balance sheets of SP Acquisition Holdings, Inc.
(a corporation in the development stage) (the "Company") as of October 16, 2007 and March 31, 2007 and the related statements of operations, stockholders'
equity (deficiency) and cash flows for the period from April 1, 2007 to October
16, 2007 and for the period from February 14, 2007 (date of inception) to March
31, 2007 and for the cumulative period from February 14, 2007 (date of inception) to October 16, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SP Acquisition Holdings, Inc.
(a corporation in the development stage) as of October 16, 2007 and March 31,
2007, and the results of its operations and its cash flows for for the period from April 1, 2007 to October 16, 2007 and for the period from February 14, 2007
(date of inception) to March 31, 2007 and the cumulative period from February
14, 2007 (date of inception) to October 16, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP
Edison, New Jersey
October 22, 2007

                                            SP ACQUISITION HOLDINGS, INC.
                                       (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                    BALANCE SHEETS

                                                                                   OCTOBER 16,           MARCH 31,
                                                                                       2007                 2007
                                     ASSETS
Cash                                                                              $   1,099,670        $     275,000
Cash held in trust                                                                  394,000,000                 --
Prepaid expenses                                                                          6,411
                                                                                  -------------        -------------
  Total current assets                                                              395,106,081              275,000
                                                                                  -------------        -------------
Other assets, deferred offering costs                                                      --                190,000
                                                                                  -------------        -------------
                                                                                  $ 395,106,081        $     465,000
                                                                                  =============        =============

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
CURRENT LIABILITIES:
     Note payable to affiliate                                                    $     250,000        $     250,000
     Advances payable to affiliate                                                       26,818               10,436
     Interest payable to affiliate                                                        6,831                 --
     Accrued expenses                                                                    10,000               15,000
     Accrued offering costs                                                             862,934              190,000
     Other payables- deferred underwriting fee                                       16,000,000                 --
                                                                                  -------------        -------------
TOTAL CURRENT LIABILITIES                                                            17,156,583              465,436

COMMITMENTS AND CONTINGENCIES                                                              --                   --

STOCKHOLDERS' EQUITY (DEFICIENCY) :
Preferred stock, $.001 par value; 1,000,000 authorized, none issued                        --                   --
Common stock, $.001 par value, 200,000,000 shares authorized; 51,500,000 and
     11,500,000 shares issued and outstanding at October 16, 2007 and
     March 31, 2007                                                                      51,500               11,500
Additional paid-in capital                                                          377,943,451               13,500
Deficit accumulated during the development stage                                        (45,453)             (25,436)
                                                                                  -------------        -------------
Total stockholders' equity (deficiency)                                             377,949,498                 (436)
                                                                                  -------------        -------------
                                                                                  $ 395,106,081        $     465,000
                                                                                  =============        =============

                                 See accompanying notes to the financial statements.

                                                          2

                                        SP ACQUISITION HOLDINGS, INC.
                                   (A CORPORATION IN THE DEVELOPMENT STAGE)

                                           STATEMENTS OF OPERATIONS

                                                                                          For the cumulative
                                                                        For the period        period from
                                                    For the period    from February 14,     February 14, 2007
                                                  from April 1, 2007    2007 (date of           (date of
                                                    to October 16,       inception) to       inception) to
                                                         2007           March 31, 2007     October 16, 2007
                                                  ------------------  -----------------   -------------------
Formation and operating costs                        $     13,186        $     25,436        $     38,622
Interest expense                                            6,831                --                 6,831
                                                     ------------        ------------        ------------
Net (loss)                                           $    (20,017)       $    (25,436)       $    (45,453)
                                                     ============        ============        ============

Net loss per common share, basic and diluted         $       0.00        $       0.00        $       0.00
                                                     ============        ============        ============
Weighted average number of common shares
outstanding, basic and diluted                         10,204,082          10,000,000          10,165,975
                                                     ============        ============        ============

                             See accompanying notes to the financial statements.

                                                      3

                                              SP ACQUISITION HOLDINGS, INC.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                STATEMENTS OF CASH FLOWS

                                                                                   February 14, 2007    February 14, 2007
                                                                                       (date of             (date of
                                                               April 1, 2007 to      inception) to        inception) to
                                                               October 16, 2007      March 31, 2007      October 16, 2007
                                                               ----------------    ----------------     -----------------
Cash flows from operating activities:
     Net loss                                                   $     (20,017)       $     (25,436)       $     (45,453)
Adjustments to reconcile net loss to net cash used in
operating activities:
      Interest payable to affiliate                                     6,831                 --                  6,831
Changes in asset and liability accounts:
   Prepaid expenses                                                    (6,411)                --                 (6,411)
   Advances payable to affiliate                                       16,382               10,436               26,818

   Accrued expenses                                                    (5,000)              15,000               10,000
                                                                -------------        -------------        -------------
Net cash used in operating activities                                  (8,215)                --                 (8,215)
Cash flows from investing activities:
       Deposit of cash into Trust account                        (394,000,000)                --           (394,000,000)
                                                                -------------        -------------        -------------
Net cash used in investing activities                            (394,000,000)                --           (394,000,000)
Cash flows from financing activities:
     Proceeds from issuance of founders' warrants                   7,000,000                 --              7,000,000
     Proceeds from note payable to affiliate                             --                250,000              250,000
     Proceeds from units issued to founders                              --                 25,000               25,000
     Proceeds from initial public offering                        400,000,000                 --            400,000,000
     Payment of offering costs                                    (12,167,115)                --            (12,167,115)
                                                                -------------        -------------        -------------
Net cash provided by financing activities                         394,832,885              275,000          395,107,885
                                                                -------------        -------------        -------------
Net increase in cash                                                  824,670              275,000            1,099,670
Cash at the beginning of the period                                   275,000                 --                   --
                                                                -------------        -------------        -------------
Cash at the end of the period                                   $   1,099,670        $     275,000        $   1,099,670
                                                                =============        =============        =============
Supplemental disclosure of noncash financing activities:
Unpaid offering costs                                           $     672,934        $     190,000        $     862,934
                                                                =============        =============        =============
Accrual of deferred underwriters' fee                           $  16,000,000        $        --          $  16,000,000
                                                                =============        =============        =============

                                   See accompanying notes to the financial statements.

                                                            4

                                                    SP ACQUISITION HOLDINGS, INC.
                                              (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                  STATEMENT OF STOCKHOLDERS' EQUITY

                                                                                                     Deficit               Total
                                                                                                   Accumulated         Stockholders'
                                              Common            Common Stock      Additional        During the            Equity
                                            Stock Shares           Amount       Paid-in Capital  Development Stage     (Deficiency)
                                           --------------     --------------    ---------------  -----------------    --------------
Proceeds from founders' units
issued on March 22, 2007                      11,500,000      $      11,500      $      13,500     $        --        $      25,000
Net loss                                                                                                 (25,436)           (25,436)
                                           -------------      -------------      -------------     -------------      -------------
Balances at March 31, 2007                    11,500,000             11,500             13,500           (25,436)              (436)
Proceeds from issuance of
40,000,000 units, net of
underwriters' fees and
offering expenses of
$1,030,049 on October 16, 2007                40,000,000             40,000        370,929,951              --          370,969,951

Proceeds from issuance of
7,000,000 founders' warrants on
October 16, 2007                                    --                 --            7,000,000              --            7,000,000

Net loss                                                                                                 (20,017)           (20,017)
                                           =============      =============      =============     =============      =============
Balances at October 16, 2007                  51,500,000      $      51,500      $ 377,943,451     $     (45,453)     $ 377,949,498
                                           =============      =============      =============     =============      =============

                                           See accompanying notes to financial statements.

                                                                 5

                          SP ACQUISITION HOLDINGS, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                          NOTES TO FINANCIAL STATEMENTS

NOTE A -- DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

      SP Acquisition Holdings, Inc. (a corporation in the development stage)
(the "Company") was incorporated in Delaware on February 14, 2007. The Company was formed to acquire one or more businesses or assets through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination ("Business Combination"). The Company has neither engaged in any operations nor generated revenue to date. The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards
("SFAS") No. 7, "Accounting and Reporting By Development Stage Enterprises," and
is subject to the risks associated with activities of development stage companies. The Company has selected December 31 as its fiscal year end.

      The Company has neither engaged in any operations nor generated any revenue. All activity through October 16, 2007 relates to the formation of the
Company and its initial public offering described below and in Note C. The
Company will not generate any operating revenues until after the completion of its initial business combination. The Company will generate non-operating income in the form of interest income on cash and cash equivalents.

      The Company was initially formed and capitalized through the sale of founders units to a related entity, SP Acq. LLC (See Note D).

      The registration statement for the Company's initial public offering
("Offering") was declared effective October 10, 2007. The Company consummated the Offering on October 16, 2007 and recorded proceeds of $370,969,951 net of the underwriters' discount of $28,000,000 and offering costs of $1,030,049.
Simultaneously with the consummation of the Offering, the Company consummated the private sale of 7,000,000 warrants to SP Acq LLC, one of the founding shareholders, at a price of $1 per warrant (an aggregate purchase price of
$7,000,000) (see Note D).

      A total of $394,000,000, including $371,000,000 of the net proceeds from the Offering, $7,000,000 from the sale of warrants to the founding shareholders
(see Note D) and $16,000,000 of deferred underwriting discounts and commissions, has been placed in a trust account at JPMorgan Chase Bank, N.A., with the
Continental Stock Transfer & Trust Company as trustee (the "Trust"). Except for a portion of the interest income to be released to the Company, the proceeds held in the Trust will not be released from the Trust until the earlier of the completion of the Company's Initial Business Combination or the liquidation of the Company. Additionally, on October 16, 2007, an aggregate of $1,000,000 was distributed to the Company, representing $900,000 to pay offering expenses and
$100,000 for working capital. Under terms of the investment management trust agreement, an additional amount of up to $3,500,000 of interest income may be released to the Company, subject to availability, and may be used to pay offering expenses, accounting and other expenses.

      In the event the Company does not consummate a Business Combination on or before October 10, 2009, the proceeds held in the Trust, including the unpaid portion of the underwriters' commission (See Note D), will be distributed to the

Company's public stockholders, excluding the Founding Stockholders to the extent of their pre-Offering stock holdings.

NOTE B -- BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      1.  DEVELOPMENT STAGE COMPANY AND LIQUIDITY:

      The Company complies with the reporting requirements of SFAS No. 7,
"Accounting and Reporting by Development Stage Enterprises."

      As indicated in the accompanying financial statements the Company has incurred significant organizational, legal, accounting and offering costs in the pursuit of its financing plans and expects to incur additional costs in pursuit of its acquisition plans. As of March 31, 2007, the Company had cash on hand of
$275,000 and as of October 16, 2007 the Company had cash on hand of $ 1,099,670
(of which $900,000 was earmarked for the payment of offering costs already incurred in connection with the offering). During the period from February 14,
2007 to March 31, 2007 the Company did not use any cash and during the period from April 1, 2007 through October 16, 2007 the Company used $175,330 of cash and received $1,000,000 in cash proceeds from the offering for a net increase in cash of $824,670. The Company's use of cash was due to payment of certain costs that were not otherwise advanced to the Company by Steel Partners Ltd.
Management has reviewed its cash requirements as of October 16, 2007 and March
31, 2007 and believes that its cash on hand, along with the funds available to it from the interest income from the Trust (See Note A), is sufficient to cover its expenses at least for the next twelve months.

      Additionally, as discussed in Note D, the note with Steel Partners Ltd.
has a due date of December 31, 2007. Steel Partners Ltd. has advised the Company that it will not call the note before October 17, 2008, unless there are funds available from the Trust to repay such note.

      Additionally, there is no assurance that the Company's plan to complete a
Business Combination will be successful.

      2.  CASH AND CASH EQUIVALENTS:

      The Company considers investments with a maturity of three months or less when purchased to be cash equivalents.

      3.  COMMON STOCK AND UNIT DIVIDENDS:

      Each share of common stock has one vote. As discussed in Note F, on August
8, 2007, the Company declared a unit dividend of 0.15 units for each unit outstanding and on September 4, 2007 declared a unit dividend of one third of a unit for each unit outstanding. All of the unit holders agreed to transfer their units due them with respect to these dividends to SP Acq LLC. Such unit dividends are presented as if they were stock splits and presented retroactively for each period presented. All share and unit amounts outstanding reflect such dividends, except for weighted average shares outstanding as discussed in Note
B-4.

      4.  NET LOSS PER COMMON SHARE:

      Loss per common share is based on the weighted average number of common shares outstanding. Basic income per common share excludes dilution and is computed by dividing loss available to common stockholders by the weighted-average common shares outstanding for the period. Common share equivalents include the outstanding warrants discussed below, and an aggregate of 1,500,000 shares of common stock that are subject to forfeiture as more fully discussed in Note D. These forfeitable shares of common stock are excluded from the weighted average shares outstanding since they are considered contingent shares for purposes of calculating loss per common share and are therefore excluded from basic net loss per share.

      The weighted average common shares issued and outstanding for the period from February 14, 2007 to March 31, 2007 take into effect the 11,500,000 shares outstanding during that period, less 1,500,000 shares subject to forfeiture. The weighted average common shares for the period from April 1, 2007 to October 16,
2007, and for the period from February 14, 2007 to October 16, 2007, respectively, take into effect the 11,500,000 shares outstanding for the total number of days during each of those periods, less 1,500,000 shares subject to forfeiture, as well as weighted average impact of the 40,000,000 common shares issued in connection with the Offering, which were issued and outstanding for one day as of October 16, 2007.

      As of October 16, 2007, the Company had 58,500,000 outstanding warrants, of which approximately 1,500,000 of such warrants are subject to forfeiture as more fully disclosed in Note D. The Company has not computed diluted loss per share since the impact of any common share equivalents would be anti-dilutive.

      5.  CONCENTRATION OF CREDIT RISK:

      Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, exceeds the Federal depository insurance coverage of $100,000. As of October 16, 2007 and March 31, 2007 the Company had
$1,099,670 and $275,000 in cash which exceeded Federally insured limits.

      6.  FAIR VALUE OF FINANCIAL INSTRUMENTS:

      The fair value of the Company's assets and liabilities, except for the related party note described in Note D, which qualify as financial instruments under SFAS No. 107, "Disclosure About Fair Value of Financial Instruments,"
approximate the carrying amounts represented in the balance sheet because of their short term maturities.

      7.  USE OF ESTIMATES:

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      8.  OFFERING COSTS:

      The Company complies with the requirements of the SEC Staff Accounting
Bulletin (SAB) Topic 5A "Expenses of Offering." Deferred offering costs consisted principally of estimated legal costs of $190,000 at March 31, 2007 which were related to the Offering and which were charged to additional paid in capital upon the completion of the Offering.

      Accrued offering costs as of October 16, 2007 and March 31, 2007 consisted principally of unpaid legal, printing, accounting and related fees that were incurred at the respective balance sheet dates that related to the Offering.

      As of October 16, 2007 an aggregate of $ 29,030,049 of offering costs were recorded as a reduction of additional paid in capital in connection with the
Offering.

      Since the balance sheet date (October 16, 2007) is the closing date of the
Offering, the Company has made estimates of certain accrued offering costs included in these financial statements. In accordance with AICPA Statement of
Position 94-6, "Disclosure of Certain Risks and Uncertainties", the Company has
determined that it is at least reasonably possible that these estimates may change in the near term, however, it is unlikely that the effect of this change could be material to the financial statements. The Company has accrued its best estimate of offering costs as of October 16, 2007 in accordance with SFAS No.5,
"Accounting for Contingencies."

      9.  INCOME TAX:

      Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

      The Company's deferred tax asset is offset by a full valuation allowance at October 16, 2007 and March 31, 2007 due to the uncertainty as to whether the
Company will generate sufficient future taxable income. Internal Revenue Code
Section 382 ("Section 382") provides a complex set of rules potentially limiting the use of net operating loss carryforwards and built in deduction items where there is a greater than 50% ownership change of the Company. Management is currently evaluating the impact that Section 382 will have on the Company's ability to recognize and utilize the deferred tax asset.

      10. TRUST ACCOUNT:

      The Trust (See Note A) is invested in cash as of October 16, 2007. The balance in the Trust of $394,000,000 exceeded Federally insured limits.

      11. RECENT ACCOUNTING PRONOUNCEMENTS:

      In June 2006, the Financial Accounting Standards Board ("FASB") issued
FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
interpretation of FASB Statement No. 109" (FIN 48). FIN 48 prescribes a recognition threshold and measurement attribute for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15,
2006. We adopted the provisions of FIN 48 from our inception (February 14,
2007). The adoption of FIN 48 had no effect on our financial position or results of operations.

      In September 2006, the FASB issued FASB Statement No. 157, Fair Value
Measurements, or SFAS 157. The standard provides guidance for using fair value to measure assets and liabilities. The standard also responds to investors'
requests for expanded information about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. The standard applies whenever other standards require or permit assets or liabilities to be measured at fair value. The standard does not expand the use of fair value in any new circumstances. SFAS 157 must be adopted prospectively as of the beginning of the year it is initially applied. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is still evaluating the impact that this standard will have on its financial position and results of operations.

      In February 2007, the FASB issued FASB Statement No. 159, "The Fair Value
Option for Financial Assets and Financial Liabilities--Including an amendment of
FASB Statement No. 115" ("SFAS 159"). SFAS 159 creates a "fair value option"
under which an entity may elect to record certain financial assets or liabilities at fair value upon their initial recognition. Subsequent changes in fair value would be recognized in earnings as those changes occur. The election of the fair value option would be made on a contract-by contract basis and would need to be supported by concurrent documentation or a preexisting documented policy. SFAS 159 requires an entity to separately disclose the fair value of these items on the balance sheet or in the footnotes to the financial statements and to provide information that would allow the financial statement user to understand the impact on earnings from changes in the fair value. SFAS 159 is effective for us beginning with fiscal year 2008. We are currently evaluating the impact that the adoption of SFAS 159 will have on our consolidated financial statements.

NOTE C -- INITIAL PUBLIC OFFERING

      On October 16, 2007, the Company sold to the public, an aggregate of
40,000,000 units ("Units") at a price of $10.00. Each Unit consists of one share of the Company's common stock, $0.001 par value, and one redeemable common stock purchase warrant ("Warrant")(See Note G).

      The Company has incurred an underwriters' fee of 7% of the gross offering proceeds in connection with the completion of the Offering. Of this fee,
$12,000,000 was paid at the closing of the Offering on October 16, 2007 and
$16,000,000 is held in the Trust (See Note G) and will be paid to the underwriters in connection with the consummation of a Business Combination. As of October 16, 2007, the remaining underwriting commitment of $16,000,000 is included as Other Payables - deferred underwriters' fee.

      The Company has granted the underwriters of its Offering a 30 day option to purchase up to 6,000,000 additional units at a price of $10 per unit to cover over-allotments, if any. This right expires on November 16, 2007. If the underwriters exercise their right, they will be entitled to additional fees of
7% of the gross proceeds of the additional shares purchased. Management is unable to conclude as to whether these additional units will be purchased.

NOTE D -- RELATED PARTY TRANSACTIONS

      SP Acq LLC is a holding company founded to form the Company and hold an investment in the founder's securities. The Chairman of the Company is the managing member of SP Acq LLC and the other directors and officers of the
Company are also members of SP Acq LLC. On March 22, 2007, SP Acq LLC purchased
11,500,000 of the Company's founder's units, each consisting of a common share and a warrant to purchase a common share, for a price of $25,000 in a private placement. The units are identical to those sold in the Offering, except that each of the founders agreed to vote its founder's common stock in the same manner as a majority of the public stockholders who vote at the special or annual meeting called for the purpose of approving the Company's Business
Combination. As a result, they will not be able to exercise conversion rights with respect to the founder's common stock if the Company's Business Combination is approved by a majority of its public stockholders. The founder's common stock included therein will not participate with the common stock included in the units sold in the Offering in any liquidating distribution. The founder's units, including the founder's shares and founder's warrants may not be sold or transferred until at least one year after the completion of a Business
Combination.

      The founder's units include up to 1,500,000 units that are subject to forfeiture by SP Acq LLC to the extent that the underwriters' over-allotment option is not exercised or is exercised in part such that the holders of the
Company's founder's units will collectively own 20% of the Company's units after consummation of this Offering and exercise or expiration of the over-allotment option (assuming none of the holders of the founder's units purchase units in the Offering).

      The Company has issued warrants to purchase 11,500,000 common shares at
$7.50 per share as part of the founder's units in connection with its initial capitalization on March 22, 2007 ("Founder's Warrants") (See Note G).

                                       10

      Additionally, pursuant to the Director's Purchase Agreement dated as of
June 25, 2007, SP Acq LLC has sold a total of 500,000 founder's units to certain directors of the Company.

      SP Acq LLC, pursuant to an agreement dated March 22, 2007, also sold to its affiliate Steel Partners II, L.P. a portion of its founder's units, with the final number of units to be determined based on the number of units sold in the
Offering once the underwriters' overallotment option is exercised or expires. As of October 16, 2007 upon the closing of the Offering, Steel Partners II, L.P.
owned 662,791 founder's units, subject to further adjustment once the underwriters' overallotment is exercised or expires.

      On March 28, 2007 the Company issued a $250,000 unsecured promissory note to Steel Partners, Ltd., an affiliate of SP Acq LLC and the Company. This note bears interest at a rate of 5% per annum, is unsecured and principal and interest payments are due no later than December 31, 2007. Interest payable of
$6,831 at October 16, 2007 relates to interest accrued on the promissory note payable to Steel Partners, Ltd.

      Advances payable of $26,818 at October 16, 2007 and $10,436 at March 31,
2007 are due to Steel Partners, Ltd. These advances relate to certain costs paid by Steel Partners Ltd. on behalf of the Company. The Company intends to repay such advances and thus such amounts are reflected as a liability to affiliate.
None of the officers and directors of the Company received compensation for their services to the Company.

      The Company presently occupies office space provided by Steel Partners,
Ltd. Steel Partners Ltd. has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office, administrative and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay
Steel Partners, Ltd. $10,000 per month for such services. The agreement began on
October 16, 2007.

      SP Acq LLC purchased, in a private placement on October 16, 2007,
7,000,000 warrants at a price of $1 per warrant (an aggregate purchase price of approximately $7,000,000) directly from the Company and not as part of the
Offering. The purchase price of these warrants has been determined by the
Company to be the fair value of such warrants as of the October 16, 2007 purchase date.

      In addition, Steel Partners II, L.P., has entered into an agreement with the Company requiring it to purchase 3,000,000 units ("Co-Investment Units") at a price of $10 per unit (an aggregate price of $30,000,000) from the Company in a private placement that will occur immediately prior to the Company's consummation of a Business Combination. These private placement units will be identical to the units sold in the Offering. It has also agreed that these units will not be sold, transferred, or assigned until at least one year after the completion of the Business Combination. In the event that Steel Partners II,
L.P. does not purchase the Co-Investment Units, SP Acq LLC, Steel Partners II,
L.P. and the directors who purchased founder's units have agreed to surrender and forfeit its founders' units to the Company, provided however that such surrender and forfeiture will not be required if SP Acq LLC purchases the
Co-Investment Units. In such event, Steel Partners II, L.P. has agreed to transfer its founder's units to SP Acq LLC. None of these units have been issued by the Company as of October 16, 2007 or March 31, 2007.

                                       11

NOTE E -- PREFERRED STOCK

      The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. No shares have been issued as of October 16, 2007 or March 31, 2007.

NOTE F -- UNIT DIVIDENDS

      Effective August 8, 2007, the Board of Directors of the Company declared a unit dividend to the holders of record. The dividend consisted of 0.15 units for each outstanding share of common stock and totaled 1,125,000 units. Effective
September 4, 2007, the Board of Directors of the Company declared a unit dividend to the holders of record. The dividend consisted of one third of a unit for each outstanding share of common stock and totaled 2,875,000 units. All of the unit holders agreed to transfer their units due them with respect to these dividends to SP Acq LLC.

NOTE G -- WARRANTS

      The following table presents warrants outstanding:

                       October 16,   March 31,
                           2007         2007
                       -----------  -----------

Founders' Warrants     11,500,000   11,500,000
Additional Founders'
Warrants                7,000,000         --
IPO Warrants           40,000,000         --
                       ----------   ----------
Total                  58,500,000   11,500,000
                       ==========   ==========

      Founders' Warrants are not redeemable while held by SP Acq LLC or its permitted transferees and the exercisability of Founder's Warrants are subject to certain additional restrictions. Each Founder's Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of
$7.50 only in the event that the last sale price of the common stock is at least
$14.25 per share for any 20 trading days within a 30 trading day period beginning 90 days after a Business Combination. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of the warrants during the exercise period, there will be no cash settlement of the warrants and the warrants will expire worthless.

      Additional Founders' Warrants entitle the holder to purchase from the
Company one share of common stock at an exercise price of $7.50 for each warrant commencing on the completion of a Business Combination with a target business, and expire five years from the date of the prospectus. SP Acq LLC has also agreed that the warrants purchased by it will not be sold or transferred until after the completion of a Business Combination, and will be non-redeemable so long as they are held by the Company's founders or their permitted transferees.
Additionally, pursuant to the Director's Purchase Agreement dated as of June 25,
2007, SP Acq LLC sold 500,000 of such founder's warrants to certain directors on
October 16, 2007.

      IPO Warrants entitle the holder to purchase from the Company one share of common stock for each warrant at an exercise price of $7.50 commencing on the later of (a) one year from the date of the final prospectus for the Offering or
(b) the completion of a Business Combination with a target business, and will expire five years from the date of the prospectus. The Warrants are redeemable

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at the option of the Company at a price of $0.01 per Warrant upon 30 days prior notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $14.25 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is given. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of the warrants during the exercise period, there will be no cash settlement of the warrants and the warrants will expire worthless.

      As disclosed in Note D, the founders' warrants and additional founders'
warrants have certain restrictions and the founders' warrants may be surrendered or forfeited under certain circumstances.

NOTE H -- QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

                                   February 14
                                 (inception) to    April 1 to    July 1, 2007 to
                                 March 31, 2007  June 30, 2007  October 16, 2007
                                 -----------------------------------------------

Formation and operating costs      $ 25,436        $    132        $ 13,054
Interest expense                       --             3,185           3,646
                                   --------        --------        --------
Net (loss)                          (25,436)         (3,317)        (16,700)
                                   ========        ========        ========
Basic and diluted net income
(loss) per  share                  $  (0.00)       $  (0.00)       $  (0.00)
                                   ========        ========        ========

Management has included information for the period from July 1, 2007 through
October 16, 2007 as the difference between the results of operations for this period does not differ materially from the information from July 1, 2007 through
September 30, 2007.

NOTE I -- SUBSEQUENT EVENT

      As of October 22, 2007, the Company has paid a total of $ 521,000 of the offering costs accrued at October 16, 2007.

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